UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On March 2, 2011, we filed with the Securities and Exchange Commission our Current Report on Form 8-K announcing a change in our independent auditor, EFP Rotenberg (“EFP Rotenberg”).  At the time we filed our Current Report, we did not have a letter from EFP Rotenberg addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  This Amendment No. 1 to our Form 8-K filed on March 2, 2011 is being filed to include the letter from EFP Rotenberg required by the rules of the Commission.

The filing of this Form 8-K/A, Amendment No. 1, is not an admission that our Form 8-K filed on March 2, 2011, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed March 2, 2011 relating to Changes in Registrant’s Certifying Accountant.  We have not updated the disclosures in this Form 8-K/A, Amendment No. 1, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 2, 2011, the registrant dismissed its independent auditor, EFP Rotenberg (“EFP Rotenberg”).

EFP Rotenberg’s reports on the registrant’s financial statements for the year ended August 31, 2010, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that EFP Rotenberg’s reports on the registrant’s Form 10-K for the year ended August 31, 2010, raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss EFP Rotenberg was recommended by the registrant’s board of directors.

During the two most recent fiscal years and any subsequent interim period through March 2, 2011, except as stated below with respect to our internal controls, there have not been any disagreements between the registrant and EFP Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFP Rotenberg, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

During the two most recent fiscal years and any subsequent interim period through March 2, 2011, preceding the dismissal of EFP Rotenberg, as required by Regulation S-K Item 304(a)(1)(v), the registrant acknowledges that EFP Rotenberg advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements did not exist.  In that regard, in its Form 10-K/A filed with the Commission on January 18, 2011, the registrant stated:

Item 9A(T). Controls and Procedures.

“The term disclosure controls and procedures means controls and other procedures of an issuer that are designed to ensure that information required to be disclosed by the issuer in the reports that it files or submits under the Exchange Act (15 U.S.C. 78a, et seq.) is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an issuer in the reports that it files or submits under the Exchange Act is accumulated and communicated to the issuer’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

“The term internal control over financial reporting is defined as a process designed by, or under the supervision of, the issuer’s principal executive and principal financial officers, or persons performing similar functions, and effected by the issuer’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

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Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of our assets;

•

Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and directors of the issuer; and

•

Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the issuer’s assets that could have a material effect on the financial statements.

“Our management, including our chief executive officer and chief financial officer, does not expect that our disclosure controls and procedures or our internal controls over financial reporting will prevent all error and all fraud.  A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met.  Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs.  Because of inherent limitations in all control systems, internal control over financial reporting may not prevent or detect misstatements, and no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the registrant have been detected.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

“Evaluation of Disclosure and Controls and Procedures.  Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act.  Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States.  We carried out an evaluation, under the supervision and with the participation of our management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the period covered by this report.  The evaluation was undertaken in consultation with our accounting personnel.  Based on that evaluation and because of certain material weaknesses identified below, our chief executive officer and chief financial officer concluded that our disclosure controls and procedures are currently not effective to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.  During the three months ended August 31, 2010, we identified the following conditions that indicated that our internal control over financial reporting and our disclosure controls and procedures were not effective:

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Accounts payable and accrued expenses are inadequately being maintained as there is no policy for unpaid invoice documentation.

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Reconciliations of shares outstanding between the accounting records and the stock transfer agent are not performed timely.

Factors Causing Restatement of the Financial Statements

“It is noted that our procedures for adequate safeguarding of important documents and agreements and the timely accounting and reporting of such documents and agreements is inadequate.  The financial statements for the year ended August 31, 2010 were restated due to the fact that a stock warrant agreement executed on August 2, 2010 between Global Earth Energy and our attorney was not properly documented and accounted for in the financial statements.  This is due to the fact that there is not one general location that all documents are stored for safekeeping.  Our management also actively enters into transactions that call for or use issuances of common stock and/or stock awards as consideration.  Due to limited accounting personnel, the fact that agreements are not readily available or accessible, and the large volume of activity that directly affects the shares outstanding and compensation based awards that only affect earnings per share, it presents a challenge for accounting personnel and management to accurately account for all transactions.

“Management decided to change the par value of common stock from $0.10 to its original value of $0.001 prior to the reverse stock split on May 18, 2009.  The restatement of the par value of common stock although originally shown as compliant with GAAP was a decision by management to more accurately reflect the value of common stock and additional paid-in-capital.  These changes did not change any effective ownership of voting rights or control of any shareholder.

“Changes in Internal Controls over Financial Reporting.  All changes in the internal controls over our financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting, have been disclosed above.

“This report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit us to provide only management’s report in this annual report.”

The registrant has provided EFP Rotenberg with a copy of the disclosures it is making in this Current Report, which EFP Rotenberg has received no later than the day that the disclosures are filed with the Commission.  The registrant requested that EFP Rotenberg furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree.  Attached to this Current Report is the letter of EFP Rotenberg called for by the Commission’s rules.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
16.0	Letter From Predecessor Independent Registered Public Accounting Firm, dated March 4, 2011.

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*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2011	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer

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